LOANS TO THIRD PARTIES-LONG TERM	12 Months Ended
Jun. 30, 2025
LOANS TO THIRD PARTIES-LONG TERM
LOANS TO THIRD PARTIES-LONG TERM

NOTE 7. LOANS TO THIRD PARTIES-LONG TERM

Loans to third parties-long term consisted of the following:

	June 30,	June 30,	June 30,
	2024	2025	2025
	RMB	RMB	US Dollars
Working fund to third party companies	¥—	¥118,500,000	$16,541,962
Loans to third parties-long term	¥—	¥118,500,000	$16,541,962

Long-term loans are interest-bearing, with interest rates ranging from 4.5% to 12.0% per annum, and have terms exceeding one year. Long-term loans are typically secured by collateral or other protective measures, which mitigate risk and ensure repayment is guaranteed. The Company periodically reviewed the loans to third parties as to whether their carrying values remain realizable. The Company believes that the risk associated with the above loans are relatively low based on the evaluation of the creditworthiness of these third-party debtors and the relationships with them. As of the date of this report, nil was natured and collected by the Company, and the remaining amount is expected to be paid in full in accordance with the terms and conditions specified in the contract.

In October 2025, following the approval by the Company’s Board, a special-purpose loan agreement was entered into with a domestic company. In accordance with the terms of this agreement, the Company provided a loan of RMB 100 million to facilitate participation in an industrial park project. The term of the loan is 20 years, and the annual interest rate is 4.5%. The loan is intended to facilitate the acquisition of long-term capital gains and other business resources.